Income Taxes	3 Months Ended	12 Months Ended
	Mar. 28, 2015	Dec. 27, 2014
Income Tax Disclosure [Abstract]
Income Taxes
7.	INCOME TAXES

Summit Inc.’s tax provision includes its proportional share of Summit Holdings’ tax attributes. Summit Holdings’ subsidiaries are primarily limited liability companies, but do include certain entities organized as C Corporations. The tax attributes related to the limited liability companies are passed on to Summit Holdings and then to its partners, including Summit Inc. The tax attributes associated with the C Corporations are reflected in the Company’s accounts.

As of March 28, 2015 and December 27, 2014, Summit Inc. and subsidiaries have not recognized any liabilities for uncertain tax positions. The Company records interest and penalties as a component of the income tax provision. No material interest or penalties were recognized in income tax expense for the three months ended March 28, 2015 and March 29, 2014.

Summit Inc. — Due to the timing of the IPO, taxes were calculated based on activity from March 12, 2015 through the end of the first quarter. Summit Inc.’s net deferred tax asset as of March 28, 2015 of $50.5 million, which is offset by a full valuation allowance, primarily consists of a $69.0 million temporary difference related to the tax intangible assets basis in excess of book, offset by the $6.9 million and $10.9 million book aggregate reserves and fixed assets in excess of tax basis, respectively.

In assessing the realizability of deferred tax assets as of March 28, 2015, management considered whether it was more likely than not that the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible, projected future taxable income and tax-planning strategies. After considering these factors, management concluded that the deferred tax asset realization did not meet the more likely than not requirement and a full valuation allowance is recorded against the Summit Inc. net deferred tax assets as of the end of the first quarter.

For interim income tax reporting, management estimates its annual effective tax rate and applies it to the year to date profit (loss) from continuing operations before taxes. Tax jurisdictions with a projected or year to date loss for which a tax benefit cannot be realized are excluded from this calculation; therefore, there is no provision for income taxes related to the limited liability companies that are passed on to Summit Inc. for the three months ended March 28, 2015.

C Corporation Subsidiaries—The effective income tax rate for these entities differs from the statutory federal rate primarily due to (1) tax depletion expense in excess of the expense recorded under U.S. GAAP, (2) state income taxes and the effect of graduated tax rates and (3) certain non-recurring items, such as differences in the treatment of transaction costs, which are often not deductible for tax purposes.

Tax Receivable Agreement—Upon the consummation of the Reorganization, the Company entered into a tax receivable agreement with the holders of LP Units and certain other indirect pre-IPO owners (“Investor Entities”) that provides for the payment by Summit Inc. to exchanging holders of LP Units of 85% of the benefits, if any, that Summit Inc. is deemed to realize as a result of (i) increases in tax basis of the tangible and intangible assets of Summit Holdings resulting from future exchanges of LP Units for shares of Class A common stock and (ii) the utilization of certain net operating losses of the Investor Entities and certain other tax benefits related to entering into the tax receivable agreement, including tax benefits attributable to payments under the tax receivable agreement. As of March 28, 2015, no LP units had been exchanged.

(11) Income Taxes

For the years ended December 27, 2014, December 28, 2013 and December 31, 2012, income taxes consisted of the following:

	2014	2013	2012
Provision for income taxes:
Current	$(905)	$1,761	$(452)
Deferred	(6,078)	(4,408)	(3,468)

Income tax benefit	$(6,983)	$(2,647)	$(3,920)

The effective tax rate on pre-tax income differs from the U.S. statutory rate due to the following:

	2014	2013	2012
Income tax benefit at federal statutory tax rate	$(4,643)	$(37,160)	$(19,074)
Less: Income tax benefit at federal statutory tax rate for LLC entities	(2,272)	32,801	16,167
State and local income taxes	(224)	130	(90)
Depletion expense	(129)	(411)	(377)
Goodwill impairment	—	1,046	—
Effective rate change	(241)	—	(532)
Valuation allowance	1,693	729	36
Impact of international operations	(73)	—	—
Prior year true-up adjustments and amended returns	(624)	—	—
Other	(470)	218	(50)

Income tax benefit	$(6,983)	$(2,647)	$(3,920)

The following table summarizes the components of the net deferred income tax liability as of December 27, 2014 and December 28, 2013:

	2014	2013
Deferred tax (liabilities) assets:
Accelerated depreciation	$(40,141)	$(33,146)
Mining reclamation reserve	2,180	1,502
Net operating loss	7,106	2,227
Capital losses on securities	—	997
Net intangible assets	(1,072)	(607)
Inventory purchase accounting adjustments	1,275	1,288
Working capital (e.g., accrued compensation, prepaid assets)	(10)	1,655

Deferred tax liabilities, net	(30,662)	(26,084)
Less valuation allowance on loss carryforwards	(2,523)	(1,826)

Total	$(33,185)	$(27,910)

Deferred tax balances are included in the consolidated balance sheets under the following captions:
Other current assets	$1,167	$2,316
Other noncurrent liabilities	(34,352)	(30,226)

Total	$(33,185)	$(27,910)

In assessing the realizability of deferred tax assets as of December 27, 2014 and December 28, 2013, management considered whether it was more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible (including the effect of available carryback and carryforward periods), projected future taxable income and tax-planning strategies in making this assessment. The deferred income tax asset related to net operating losses resides with three separate tax paying subsidiaries of Summit Materials. Two of these tax payers have historically generated taxable income and are forecast to continue generating taxable income. However, for the entity that had historical losses and is not expected to generate taxable income and for a portion of the remaining deferred income tax asset related to net operating losses, management does not expect to fully utilize the deferred income tax asset related to net operating losses before their expiration in 2034 and has recorded a valuation allowance as of December 27, 2014 and December 28, 2013. At December 27, 2014, the Company has net operating loss carryforwards for federal and state income tax purposes of $18.9 million and $0.8 million, respectively, which are available to offset future federal and state taxable income, if any, through 2033 and are supported by deferred tax liabilities associated with accelerated depreciation on fixed assets.

Summit Materials does not have any uncertain tax positions as of December 27, 2014. Tax years from 2011 to 2014 remain open and subject to audit by federal and state tax authorities. No income tax expense or benefit was recognized in other comprehensive loss in 2014, 2013 or 2012.